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                                                                  Exhibit 10.4

[MULTIPRESS LETTERHEAD]                                                 [LOGO]



         EMPLOYMENT AGREEMENT BETWEEN WILLIAM B. HARRISON, JR. AND

                           QPI-MULTIPRESS, INC.



William B. Harrison, Jr. can, if he desires, work full time after reaching age 65 (5-25-98).

Alternate plan, Mr. Harrison may work part time (two days per week) with compensation 50 percent of the rate earned May 25, 1998. Also benefits, automobile, insurance, vacation and the like will be the same as if employed full time.

The plan selected can be canceled by either party provided they give at least six months advance notice.





Bruce Weaver                           ----------------------------------------

Date signed                            ----------------------------------------


William B. Harrison, Jr.               /s/ W. Harrison, Jr.   V. P. Operations
                                       ----------------------------------------

Date signed                                            05/15/97
                                       ----------------------------------------